                                                                      EXHIBIT 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

                            6
 YIELD = 2  [ ( A - B
                -----   + 1)  - 1]
                 CD
Where:
    A = dividends and interest(degrees) earned during the period.

    B = expenses accrued for the period (net of reimbursements).

    C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    D = the maximum offering price per share on the last day of the period.
--------
*The maximum sales charge in effect during the periods shown was 4.20%. (degrees)Interest earned on tax-exempt obligations is determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. Kansas Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                                                6
Yield = 2 [ ( [$  452,207.78 - $35,216.25] + 1 ) - 1 ]
              ----------------------------
              [ 9,382,249.38 X $    10.64]
          = 5.07%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                                                6
Yield = 2 [ ( [$    2,242.74 - $   463.87] + 1 ) - 1 ]
              ----------------------------
              [    46,782.51 X $    10.13]
          = 4.55%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                                                6
Yield = 2 [ ( [$      430.28 - $    74.44] + 1 ) - 1 ]
              ----------------------------
              [     8,907.77 X $    10.21]
          = 4.74%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                                                6
Yield = 2 [ ( [$         .48 - $     0.00] + 1 ) - 1 ]
              ----------------------------
              [         9.87 X $    10.22]
          = 5.78%

 2. Kentucky Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                                                  6
Yield = 2 [ ( [$ 2,018,516.18 - $207,096.90] + 1 ) - 1]
              ------------------------------
              [ 39,038,623.14 X $     11.53]
          = 4.88%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                                                  6
Yield = 2 [ ( [$     2,167.38 - $    503.68] + 1 ) - 1]
              ------------------------------
              [     41,886.25 X $     11.06]
          = 4.35%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                                                  6
Yield = 2 [ ( [$   115,886.34 - $ 23,038.36] + 1 ) - 1]
              -----------------------------
              [  2,242,162.26 X $     11.04]
          = 4.54%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                                                  6
Yield = 2 [ ( [$     2,127.06 - $    143.87] + 1 ) - 1]
              -----------------------------
              [     41,213.43 X $     11.03]
          = 5.29%

 3. Kentucky Limited Term Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                                                6
Yield = 2 [ ( [$   37,406.50 - $ 1,976.05] + 1 ) - 1 ]
              ----------------------------
              [   900,930.39 X $    10.17]
          = 4.69%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                                                6
Yield = 2 [ ( [$    8,932.70 - $ 1,083.64] + 1 ) - 1 ]
              ----------------------------
              [   215,141.68 X $     9.92]
          = 4.45%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                                                6
Yield = 2 [ ( [$         .42 - $     0.00] + 1 ) - 1 ]
              ----------------------------
              [        10.07 X $     9.92]
          = 5.10%

 4. Michigan Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                                                  6
Yield = 2 [ ( [$ 1,189,403.52 - $178,550.22] + 1 ) - 1 ]
              ------------------------------
              [ 22,201,171.82 X $     12.19]
          = 4.52%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                                                  6
Yield = 2 [ ( [$     1,466.84 - $    416.38] + 1 ) - 1 ]
              ------------------------------
              [     27,327.20 X $     11.70]
          = 3.98%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                                                  6
Yield = 2 [ ( [$   192,086.75 - $ 47,665.98] + 1 ) - 1 ]
              ------------------------------
              [  3,590,168.16 X $     11.66]
          = 4.18%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                                                  6
Yield = 2 [ ( [$   120,330.93 - $ 13,774.34] + 1 ) - 1 ]
              ------------------------------
              [  2,246,122.42 X $     11.68]
          = 4.92%

 5. Missouri Municipal Bond Fund:

 The following is the 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                                                  6
Yield = 2 [ ( [$ 1,050,542.10 - $117,827.56] + 1 ) - 1 ]
              ------------------------------
              [ 20,264,041.22 X $     11.27]
          = 4.95%

 The following is the 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                                                  6
Yield = 2 [ ( [$     1,969.00 - $    469.39] + 1 ) - 1 ]
              ------------------------------
              [     38,000.17 X $     10.80]
          = 4.43%

 The following is the 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                                                  6
Yield = 2 [ ( [$    37,867.08 - $  7,788.44] + 1 ) - 1 ]
              ------------------------------
              [    730,740.49 X $     10.80]
          = 4.62%

 The following is the 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                                                  6
Yield = 2 [ ( [$       163.61 - $     12.77] + 1 ) - 1 ]
              ------------------------------
              [      3,156.95 X $     10.80]
          = 5.37%

 6. Ohio Municipal Bond Fund:

 The following is the 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                                                  6
Yield = 2 [ ( [$ 2,087,088.71 - $323,550.91] + 1 ) - 1 ]
              ------------------------------
              [ 40,758,591.63 X $     11.91]
          = 4.40%

 The following is the 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                                                  6
Yield = 2 [ ( [$     5,685.21 - $  1,659.69] + 1 ) - 1 ]
              ------------------------------
              [    110,991.02 X $     11.41]
          = 3.84%

 The following is the 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                                                  6
Yield = 2 [ ( [$   186,475.78 - $ 47,618.62] + 1 ) - 1 ]
              ------------------------------
              [  3,642,190.08 X $     11.41]
          = 4.04%

 The following is the 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                                                  6
Yield = 2 [ ( [$   720,513.33 - $ 85,408.44] + 1 ) - 1 ]
              ------------------------------
              [ 14,071,558.64 X $     11.41]
          = 4.79%

 7. Wisconsin Municipal Bond Fund:

 The following is the 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [$   65,354.98 -  $1,525.55]      6
              Yield = 2[ (---------------------------- + 1 ) - 1]
                          [ 1,415,696.49 X $    10.23]
                          = 5.35%


 The following is the 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [$       87.52 -  $   13.31]      6
              Yield = 2[ (---------------------------- + 1 ) - 1]
                          [      1891.91  X $    9.28]
                          = 4.84%

 The following is the 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [$      358.42 -  $   46.26]      6
              Yield = 2[ (---------------------------- + 1 ) - 1]
                          [     7,750.14 X  $    9.82]
                          = 5.03%


 The following is the 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [$      191.25 -  $    0.00]      6
              Yield = 2[ (---------------------------- + 1 ) - 1]
                          [     4,087.52 X  $    9.82]
                          = 5.79%


                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                            Tax Exempt Yield
Taxable Equivalent Yield = -------------------------------------------------
                            (1 - combined federal and state income tax rate)

B. Taxable Equivalent Yield Calculations

Based on combined federal and state income tax rates of 44.5% for Kansas, 43.0% for Kentucky, Kentucky Limited, Michigan and Missouri, 44.0% for Ohio and Wisconsin, the Taxable Equivalent Yields for the Class A Shares, Class B Shares, Class C Shares and Class R Shares, where applicable, for the 30-day period ended May 31, 1997, are as follows:

                     Class A Shares   Class B Shares   Class C Shares   Class R Shares
                    ---------------- ---------------- ---------------- -----------------
Kansas Municipal       5.07%            4.55%            4.74%            5.78%
 Bond Fund:         -------- = 9.14% -------- = 8.20% -------- = 8.54% -------- = 10.41%
                    1 - .445         1 - .445         1 - .445         1 - .445

Kentucky Municipal     4.88%            4.35%            4.54%            5.29%
 Bond Fund:         -------- = 8.56% -------- = 7.63% -------- = 7.96% -------- =  9.28%
                    1 - .430         1 - .430         1 - .430         1 - .430

Kentucky Limited       4.69%           n/a               4.45%            5.10%
 Term Municipal     -------- = 8.23% -------- = n/a   -------- = 7.81% -------- =  8.95%
 Bond Fund:         1 - .430           n/a            1 - .430         1 - .430

Michigan Municipal     4.52%            3.98%            4.18%            4.92%
 Bond Fund:         -------- = 7.93% -------- = 6.98% -------- = 7.33% -------- =  8.63%
                    1 - .430         1 - 4.30         1 - .430         1 - .430

Missouri Municipal     4.95%            4.43%            4.62%            5.37%
 Bond Fund:         -------- = 8.68% -------- = 7.77% -------- = 8.11% -------- =  9.42%
                    1 - .430         1 - 4.30         1 - .430         1 - .430

Ohio Municipal         4.40%            3.84%            4.04%            4.79%
 Bond Fund:         -------- = 7.86% -------- = 6.86% -------- = 7.21% -------- =  8.55%
                    1 - .440         1 - 4.40         1 - .440         1 - .440

Wisconsin Municipal    5.35%            4.84%            5.03%            5.79%
 Bond Fund:         -------- = 9.55% -------- = 8.64% -------- = 8.98% -------- = 10.34%
                    1 - .440         1 - 4.40         1 - .440         1 - .440


                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

   The formula for calculation of distribution rate is as follows:

   Distribution Rate = 12 X most recent tax-exempt income dividend per share
                       -----------------------------------------------------
                                          share price

B. Distribution Rate Calculations

1. Kansas Municipal Bond Fund:

     The following is the distribution rate as of May 31, 1997, based on the maximum public offering price for the Kansas Municipal Bond Fund.

   Class A Distribution Rate = 12 X $.0436
                               -----------
                                  $10.64

                                  = 4.92%

    Class B Distribution Rate = 12 X $.0373
                                -----------
                                   $10.13

                                   = 4.42%

    Class C Distribution Rate = 12 X $.0390
                                -----------
                                   $10.21
                                 =  4.58%

    Class R Distribution Rate = 12 X $.0453
                                -----------
                                   $10.22
                                 =  5.32%

2. Kentucky Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on the maximum public offering price for the Kentucky Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.0495
                                -----------
                                   $11.53
                                 =  5.15%

    Class B Distribution Rate = 12 X $.0426
                                -----------
                                   $11.06
                                 =  4.62%

    Class C Distribution Rate = 12 X $.0445
                                -----------
                                   $11.04
                                 =  4.84%

    Class R Distribution Rate = 12 X $.0513
                                -----------
                                   $11.03
                                 =  5.58%

3. Kentucky Limited Term Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on maximum public offering price for the Kentucky Intermediate Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.0366
                                -----------
                                   $10.17
                                 =  4.32%

    Class C Distribution Rate = 12 X $.0341
                                -----------
                                   $9.92
                                 = 4.13%

    Class R Distribution Rate = 12 X $.0383
                                -----------
                                   $9.92
                                 = 4.63%

4. Michigan Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on maximum public offering price for the Michigan Municipal Bond Fund.


    Class A Distribution Rate = 12 X $.0509
                                -----------
                                  $12.19
                                 = 5.01%

    Class B Distribution Rate = 12 X $.0436
                                -----------
                                  $11.70
                                 = 4.47%

    Class C Distribution Rate = 12 X $.0456
                                -----------
                                  $11.66
                                 = 4.69%

    Class R Distribution Rate = 12 X $.0528
                                -----------
                                  $11.68
                                 = 5.42%

5. Missouri Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on the maxi-mum public offering price for the Missouri Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0467
                                -----------
                                  $11.27
                                 = 4.97%

    Class B Distribution Rate = 12 X $.0400
                                -----------
                                  $10.80
                                 = 4.44%

    Class C Distribution Rate = 12 X $.0418
                                -----------
                                  $10.80
                                 = 4.64%

    Class R Distribution Rate = 12 X $.0485
                                -----------
                                  $10.80
                                 = 5.39%

6. Ohio Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on the maximum public offering price for the Ohio Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0507
                                -----------
                                   $11.91
                                 =  5.11%

    Class B Distribution Rate = 12 X $.0435
                                -----------
                                   $11.41
                                 =  4.57%

    Class C Distribution Rate = 12 X $.0456
                                -----------
                                   $11.41
                                 =  4.80%

    Class R Distribution Rate = 12 X $.0526
                                -----------
                                   $11.41
                                 =  5.53%

7. Wisconsin Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on the maximum public offering price for the Wisconsin Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0421
                                -----------
                                  $10.23
                                 =  4.94%

    Class B Distribution Rate = 12 X $.0360
                                -----------
                                   $9.82
                                 = 4.40%

    Class C Distribution Rate = 12 X $.0376
                                -----------
                                   $9.82
                                 = 4.59%

    Class R Distribution Rate = 12 X $.0437
                                -----------
                                   $9.82
                                 = 5.34%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                        ERV /1//N
                    T = ---   -1
                         P

Where: T = average annual total return.

    P = a hypothetical initial payment of $1,000.

    N = number of years.

  ERV = ending redeemable value of a hypothetical $1,000 payment made at the
  beginning of the    1, 5 or 10-year (or fractional portion thereof) peri-
  ods at the end of such 1, 5 or 10-year (or    fractional portion thereof)
  periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A, B, C and R Shares of the Funds for the period from inception and the 1, 5 and 10-year pe-riods ended May 31, 1997, whichever applicable, including the current maximum sales charge. Class A total returns reflect actual performance for all periods; Classes B, C and R total returns, where applicable, reflect actual performance for periods since class inception and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

ANNUAL CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:


 1. Kansas Municipal Bond Fund:

                                           $1,046  /1/1/
    A. 1 year ended May 31, 1997       = ( ------- )        -1 = 4.62%
                                           $1,000                =====

                                           $1,342  /1/5/
    B. 5 years ended May 31, 1997      = ( ------- )        -1 = 6.06%
                                           $1,000                =====

                                           $1,374  /1/5.391/
    C. Inception through May 31, 1997  = ( ------- )        -1 = 6.06%
                                           $1,000                =====

 2. Kentucky Municipal Bond Fund:

                                           $1,033  /1/1/
    A. 1 year ended May 31, 1997       = ( ------- )         -1 = 3.34%
                                           $1,000                 =====

                                           $1,347  /1/5/
    B. 5 years ended May 31, 1997      = ( ------- )         -1 = 6.15%
                                           $1,000                 =====

                                           $2,131  /1/10/
    C. 10 years ended May 31, 1997     = ( ------- )         -1 = 7.86%
                                           $1,000                 =====

                                           $2,085  /1/10.004/
    D. Inception through May 31, 1997  = ( ------- )         -1 = 7.62%
                                           $1,000                 =====


 3. Kentucky Limited Term Municipal Bond Fund:

                                           $1,033  /1/1/
    A. 1 year ended May 31, 1997       = ( ------- )         -1 = 3.31%
                                           $1,000                 =====

                                           $1,073  /1/1.711/
    B. Inception through May 31, 1997  = ( ------- )         -1 = 4.22%
                                           $1,000                 =====

 4. Michigan Municipal Bond Fund:


                                          $1,039  /1/1/
    A. 1 year ended May 31, 1997      = (---------) -1 = 3.87%
                                          $1,000         ====


                                          $1,336  /1/5/
    B. 5 years ended May 31, 1997    =  (---------) -1 = 5.97%
                                          $1,000         ====

                                          $2,087  /1/10/
    C. 10 years ended May 31, 1997   =  (---------) -1 = 7.63%
                                          $1,000         ====

                                          $2,506  /1/11.926/
    D. Inception through May 31, 1997 = (---------) -1 = 8.01%
                                          $1,000         ====

 5. Missouri Municipal Bond Fund:

                                          $1,037  /1/1/
    A. 1 year ended May 31, 1997      = (---------) -1 = 3.74%
                                          $1,000         ====

                                          $1,339  /1/5/
    B. 5 years ended May 31, 1997     = (---------) -1 = 6.01%
                                          $1,000         ====

                                          $1,991  /1/9.826/
    C. Inception through May 31, 1997 = (---------) -1 = 7.26%
                                          $1,000         ====

 6. Ohio Municipal Bond Fund:

                                          $1,029  /1/1/
    A. 1 year ended May 31, 1997      = (---------) -1 = 2.87%
                                          $1,000         ====

                                          $1,308  /1/5/
    B. 5 years ended May 31, 1997     = (---------) -1 = 5.52%
                                          $1,000         ====

                                          $2,056  /1/10/
    C. 10 years ended May 31, 1997    = (---------) -1 = 7.47%
                                          $1,000

                                          $2,442  /1/11.926/
    D. Inception through May 31, 1997 = (---------) -1 = 7.77%
                                          $1,000         ====


 7. Wisconsin Municipal Bond Fund:

                                          $1,029  /1/1/
    A. 1 year ended May 31, 1997      = (---------) -1 = 2.89%
                                          $1,000         ====

                                          $1,141  /1/2.998/
    B. Inception through May 31, 1997 = (---------) -1 = 4.51%
                                          $1,000         ====


ANNUAL CLASS B TOTAL RETURNS:


 1. Kansas Municipal Bond Fund:


                                         $1,039  /1/1/
    A. 1 year ended May 31, 1997     = (---------) -1 = 3.93%
                                         $1,000         ====

                                          $1,345  /1/5/
    B. 5 years ended May 31, 1997     = (---------) -1 = 6.10%
                                          $1,000         ====

                                          $1,373  /1/5.391/
    C. Inception through May 31, 1997 = (---------) -1 = 6.05%
                                          $1,000         ====

 2. Kentucky Municipal Bond Fund:


                                              $1,033  /1/1/
    A. 1 year ended May 31, 1997         =  ( ------- )       -1 = 3.30%
                                              $1,000               =====

                                              $1,359  /1/5/
    B. 5 years ended May 31, 1997        =  ( ------- )       -1 = 6.32%
                                              $1,000               =====

                                              $2,130  /1/10/
    C. 10 years ended May 31, 1997       =  ( ------- )        -1 = 7.85%
                                              $1,000                =====

                                              $2,083  /1/10.004/
    D. Inception through May 31, 1997    =  ( ------- )        -1 = 7.61%
                                              $1,000                =====

 3. Michigan Municipal Bond Fund:

                                              $1,039  /1/1/
    A. 1 year ended May 31, 1997         =  ( ------- )         -1 = 3.94%
                                              $1,000                 =====

                                              $1,348  /1/5/
    B. 5 years ended May 31, 1997        =  ( ------- )         -1 = 6.16%
                                              $1,000                 =====

                                              $2,086  /1/10/
    C. 10 years ended May 31, 1997       =  ( ------- )         -1 = 7.63%
                                              $1,000                 =====

                                              $2,504  /1/11.926/
    D. Inception through May 31, 1997    =  ( ------- )         -1 = 8.00%
                                              $1,000                 =====


 4. Missouri Municipal Bond Fund:

                                              $1,036  /1/1/
    A. 1 year ended May 31, 1997         =  ( ------- )         -1 = 3.63%
                                              $1,000                 =====

                                              $1,349  /1/5/
    B. 5 years ended May 31, 1997        =  ( ------- )         -1 = 6.17%
                                              $1,000                 =====

                                              $1,989  /1/9.826/
    C. Inception through May 31, 1997    =  ( ------- )         -1 = 7.25%
                                              $1,000                 =====

 5. Ohio Municipal Bond Fund:

                                              $1,027  /1/1/
    A. 1 year ended May 31, 1997         =  ( ------- )         -1 = 2.73%
                                              $1,000                 =====

                                              $1,318  /1/5/
    B. 5 years ended May 31, 1997        =  ( ------- )         -1 = 5.67%
                                              $1,000

                                              $2,054  /1/10/
    C. 10 years ended May 31, 1997       =  ( ------- )         -1 = 7.47%
                                              $1,000

                                              $2,440  /1/11.926/
    D. Inception through May 31, 1997    =  ( ------- )         -1 = 7.77%
                                              $1,000                 =====

 6. Wisconsin Municipal Bond Fund:

                                              $1,030  /1/1/
    A. 1 year ended May 31, 1997         =  ( ------- )         -1 = 2.98%
                                              $1,000                 =====

                                              $1,134  /1/2.998/
    B. Inception through May 31, 1997    =  ( ------- )         -1 = 4.28%
                                              $1,000                 =====

Annual Class C Total Returns:

 1. Kansas Municipal Bond Fund:
                                            $1,090 /1/1/
    A. 1 year ended May 31, 1997        = ( ------ )         -1 =  8.98%
                                            $1,000                 =====

                                            $1,379 /1/5/
    B. 5 years ended May 31, 1997       = ( ------ )         -1 =  6.64%
                                            $1,000                 =====

                                            $1,409 /1/5.391/
    C. Inception through May 31, 1997   = ( ------ )         -1 =  6.57%
                                            $1,000                 =====
 2. Kentucky Municipal Bond Fund:

                                            $1,073 /1/1/
    A. 1 year ended May 31, 1997        = ( ------ )         -1 =  7.29%
                                            $1,000                 =====

                                            $1,367 /1/5/
    B. 5 years ended May 31, 1997       = ( ------ )         -1 =  6.46%
                                            $1,000                 =====

                                            $2,105 /1/10/
    C. 10 years ended May 31, 1997      = ( ------ )         -1 =  7.73%
                                            $1,000                 =====

                                            $2,058 /1/10.004/
    D. Inception through May 31, 1997   = ( ------ )         -1 =  7.48%
                                            $1,000                 =====
 3. Kentucky Limited Term Municipal
    Bond Fund:
                                            $1,056 /1/1/
    A. 1 year ended May 31, 1997        = ( ------ )         -1 =  5.64%
                                            $1,000                 =====

    B. Inception through May 31, 1997       $1,095 /1/1.711/
                                        = ( ------ )         -1 =  5.45%
                                            $1,000                 =====


 4. Michigan Municipal Bond Fund:
    A. 1 year ended May 31, 1997            $1,078 /1/1/
                                        = ( ------ )         -1 =  7.84%
                                            $1,000                 =====

                                            $1,351 /1/5/
    B. 5 years ended May 31, 1997       = ( ------ )         -1 =  6.21%
                                            $1,000                 =====

                                            $2,054 /1/10/
    C. 10 years ended May 31, 1997      = ( ------ )         -1 =  7.46%
                                            $1,000                 =====

                                            $2,440 /1/11.926/
    D. Inception through May 31, 199    = ( ------ )         -1 =  7.77%
                                            $1,000                 =====

 5. Missouri Municipal Bond Fund:

                                            $1,078 /1/1/
    A. 1 year ended May 31, 1997        = ( ------ )         -1 =  7.80%
                                            $1,000                 =====


                                            $1,360 /1/5/
    B. 5 years ended May 31, 1997       = ( ------ )         -1 =  6.34%
                                            $1,000                 =====

                                            $1,969 /1/9.826/
    C. Inception through May 31, 1997   = ( ------ )         -1 =  7.14%
                                            $1,000                 =====


 6. Ohio Municipal Bond Fund:
                                            $1,068 /1/1/
    A. 1 year ended May 31, 1997        = ( ------ )         -1 =  6.80%
                                            $1,000                 =====

                                            $1,329 /1/5/
    B. 5 years ended May 31, 1997       = ( ------ )         -1 =  5.85%
                                            $1,000                 =====

                                            $2,032 /1/10/
    C. 10 years ended May 31, 1997      = ( ------ )         -1 =  7.35%
                                            $1,000                 =====

                                             $2,387 1/11.926
    D. Inception through May 31, 1997   =  ( ------ )          -1 = 7.57%
                                             $1,000                 ====

 7. Wisconsin Municipal Bond Fund:
                                             $1,072 1/1
    A. 1 year ended May 31, 1997        =  ( ------ )          -1 = 7.20%
                                             $1,000                 ====

                                             $1,181 1/2.998
    B. 5 years ended May 31, 1997       =  ( ------ )          -1 = 5.70%
                                             $1,000                 ====

ANNUAL CLASS R TOTAL RETURNS:

 1. Kansas Municipal Fund Fund:

                                             $1,096 1/1
    A. 1 year ended May 31, 1997        =  ( ------ )          -1 = 9.58%
                                             $1,000                 ====

    B. 5 years ended May 31, 1997       =    $1,406 1/5
                                           ( ------ )          -1 = 7.05%
                                             $1,000                 ====

                                             $1,439 1/5.391
    C. Inception through May 31, 1997   =  ( ------ )          -1 = 6.98%
                                             $1,000                 ====


 2. Kentucky Municipal Bond Fund:

                                             $1,078 1/1
    A. 1 year ended May 31, 1997        =  ( ------ )          -1 = 7.75%
                                             $1,000                 ====


                                             $1,405 1/5
    B. 5 years ended May 31, 1997       =  ( ------ )          -1 = 7.04%
                                             $1,000                 ====


                                             $2,222 1/10
    C. 10 years ended May 31, 1997      =  ( ------ )          -1 = 8.31%
                                             $1,000                 ====

                                             $2,174 1/10.004
    D. Inception through May 31, 1997   =  ( ------ )
                                             $1,000             -1 = 8.07%
                                                                     ====


 3. Kentucky Limited Term Municipal Bond Fund:

                                             $1,060 1/1
    A. 1 year ended May 31, 1997         = ( ------ )          -1 = 6.02%
                                             $1,000                 ====

                                             $1,101 1/1.711
    B. Inception through May 31, 1997    = ( ------ )          -1 = 5.80%
                                             $1,000                 ====

 4. Michigan Municipal Bond Fund:


                                             $1,085 1/1
    A. 1 year ended May 31, 1997         = ( ------ )          -1 = 8.49%
                                             $1,000                 ====

                                             $1,396 1/5
    B. 5 years ended May 31, 1997        = ( ------ )          -1 = 6.89%
                                             $1,000                 ====


                                             $2,180 1/10
    C. 10 years ended May 31, 1997       = ( ------ )          -1 = 8.10%
                                             $1,000                 ====

                                             $2,618 1/11.926
    D. Inception through May 31, 1997    = ( ------ )          -1 = 8.40%
                                             $1,000                 ====

5. Missouri Municipal Bond Fund:

    A. 1 year ended May 31, 1997                $1,083    /1/1/
                                          =    ( ------- )           -1 = 8.34%
                                                $1,000                    =====

                                                $1,398    /1/5/
    B. 5 years ended May 31, 1997         =    ( ------- )
                                                $1,000               -1 = 6.93%
                                                                          =====


                                                $2,079    /1/9.826/
    C. Inception through May 31, 1997     =    ( ------- )
                                                $1,000               -1 = 7.73%
                                                                          =====

6. Ohio Municipal Bond Fund:

                                                $1,075  /1/1/
    A. 1 year ended May 31, 1997          =    ( ------- )           -1 = 7.45%
                                                $1,000                    =====

                                                $1,366/1/5/
    B. 5 years ended May 31, 1997         =    (  ------- )          -1 = 6.44%
                                                $1,000                    =====

                                                $2,148  /1/10/
    C. 10 years ended May 31, 1997        =    ( ------- )           -1 = 7.85%
                                                $1,000                    =====

                                                $2,551   /1/11.926/
    D. Inception through May 31, 1997     =    ( ------- )           -1 = 7.61%
                                                $1,000                    =====

 7. Wisconsin Municipal Bond Fund:

                                                $1,077   /1/1/
    A. 1 year ended May 31, 1997          =    ( ------- )           -1 = 3.94%
                                                $1,000                    =====

                                                $1,194  /1/2.998/
    B. 5 years ended May 31, 1997         =    ( ------- )           -1 = 6.16%
                                                $1,000                    =====


     For the Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds, Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to inception, adjusted for differences in sales charges (and for Class B and C, fees) between the classes. For the Kentucky Limited Term, Classes A and C total returns reflect actual performance for all periods and Class R total returns reflect actual performance for periods since class inception, and Class A performance for all periods prior to class inception, adjusted for differences in sales charges between the classes.

                           V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

   Cumulative Total Return is computed according to the following formula:

                        ERV - P
                T   =   -------
                           P

Where:  T =  cumulative total return.

        P =  a hypothetical initial payment of $1,000.

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The following are the cumulative total returns for Class A, B, C and R Shares of the Funds for the periods from inception and for the one, five and 10-year periods ended May 31, 1997, assuming no imposition of sales charges. Class B, C and R total returns reflect actual performance for the periods since class in-ception and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes.

CUMULATIVE CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:

 1. Kansas Municipal Bond Fund:

                                            $1,046 - $1,000
    A. 1 year ended May 31, 1997       = (-------------------)  =  4.62%
                                                $1,000             =====

                                            $1,342 - $1,000
    B. 5 years ended May 31, 1997      = (-------------------)  = 34.23%
                                                $1,000            ======

                                            $1,374 - $1,000
    C. Inception through May 31, 1997  = (-------------------)  = 37.35%
                                                $1,000           =======

 2. Kentucky Municipal Bond Fund:

                                            $1,033 - $1,000
    A. 1 year ended May 31, 1997       = (-------------------)  =  3.34%
                                                $1,000             =====

                                            $1,347 - $1,000
    B. 5 years ended May 31, 1997      = (-------------------)  = 34.74%
                                                $1,000            ======

                                            $2,131 - $1,000
    C. 10 years ended May 31, 1997     = (-------------------)  = 113.13%
                                                $1,000            =======

                                            $2,085 - $1,000
    D. Inception through May 31, 1997  = (-------------------)  = 108.46%
                                                $1,000           ========

 3. Kentucky Limited Term Municipal Bond Fund:

                                            $1,033 - $1,000
    A. 1 year ended May 31, 1997       = (-------------------)  =  3.31%
                                                $1,000             =====

                                            $1,073 - $1,000
    B. Inception through May 31, 1997  = (-------------------)  =  7.33%
                                                $1,000             =====

 4. Michigan Municipal Bond Fund:

                                            $1,039 - $1,000
    A. 1 year ended May 31, 1997       = (-------------------)  =  3.87%
                                                $1,000             =====

                                            $1,336 - $1,000
    B. 5 years ended May 31, 1997      = (-------------------)  = 33.61%
                                                $1,000            ======

                                            $2,087 - $1,000
    C. 10 years ended May 31, 1997     = (-------------------)  = 108.69%
                                                $1,000            =======

                                            $2,506 - $1,000
    D. Inception through May 31, 1997  = (-------------------)  = 150.59%
                                                $1,000           ========

 5. Missouri Municipal Bond Fund:

                                            $1,037 - $1,000
    A. 1 year ended May 31, 1997       = (-------------------)  =  3.74%
                                                $1,000             =====

                                            $1,339 - $1,000
    B. 5 years ended May 31, 1997      = (-------------------)  = 33.89%
                                                $1,000            ======

                                            $1,991 - $1,000
    C. Inception through May 31, 1997  = (-------------------)  = 99.09%
                                                $1,000           =======

 6. Ohio Municipal Bond Fund:

                                             $1,029 - $1,000
    A. 1 year ended May 31, 1997       =  ( ----------------- )  =  2.87%
                                                 $1,000             =====

                                             $1,308 - $1,000
    B. 5 years ended May 31, 1997      =  ( ----------------- )  =  30.79%
                                                 $1,000             ======

                                             $2,056 - $1,000
    C. 10 years ended May 31, 1997     =  ( ----------------- )  =  105.61%
                                                 $1,000             =======

                                             $2,442 - $1,000
    D. Inception through May 31, 1997  =  ( ----------------- )  =  144.19%
                                                 $1,000             =======

 7. Wisconsin Municipal Bond Fund:

                                             $1,029 - $1,000
    A. 1 year ended May 31, 1997       =  ( ----------------- )  =  2.89%
                                                 $1,000             =====

                                             $1,141 - $1,000
    B. Inception through May 31, 1997  =  ( ----------------- )  =  14.14%
                                                 $1,000             ======

CUMULATIVE CLASS B TOTAL RETURNS:

 1. Kansas Municipal Bond Fund:

                                             $1,039 - $1,000
    A. 1 year ended May 31, 1997       =  ( ----------------- )  =  3.93%
                                                 $1,000             =====

                                             $1,345 - $1,000
    B. 5 years ended May 31, 1997      =  ( ----------------- )  =  34.45%
                                                 $1,000             ======

                                             $1,373 - $1,000
    C. Inception through May 31, 1997  =  ( ----------------- )  =  37.28%
                                                 $1,000             ======

 2. Kentucky Municipal Bond Fund:

                                             $1,033 - $1,000
    A. 1 year ended May 31, 1997       =  ( ----------------- )  =  3.30%
                                                 $1,000             =====

                                             $1,359 - $1,000
    B. 5 years ended May 31, 1997      =  ( ----------------- )  =  35.87%
                                                 $1,000             ======

                                             $2,130 - $1,000
    C. 10 years ended May 31, 1997     =  ( ----------------- )  =  112.96%
                                                 $1,000             =======

                                             $2,083 - $1,000
    D. Inception through May 31, 1997  =  ( ----------------- )  =  108.29%
                                                 $1,000             =======

 3. Michigan Municipal Bond Fund:

                                             $1,039 - $1,000
    A. 1 year ended May 31, 1997       =  ( ----------------- )  =  3.94%
                                                 $1,000             =====

                                             $1,348 - $1,000
    B. 5 years ended May 31, 1997      =  ( ----------------- )  =  34.84%
                                                 $1,000             ======

                                             $2,086 - $1,000
    C. 10 years ended May 31, 1997     =  ( ----------------- )  =  108.56%
                                                 $1,000             =======

                                             $2,504 - $1,000
    D. Inception through May 31, 1997  =  ( ----------------- )  =  150.45%
                                                 $1,000             =======

 4. Missouri Municipal Bond Fund:

                                             $1,036 - $1,000
    A. 1 year ended May 31, 1997       =  ( ----------------- )  =  3.63%
                                                 $1,000             =====

                                           $1,349 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- )  =  34.91%
                                               $1,000            ======

                                           $1,989 - $1,000
    C. Inception through May 31, 1997 = ( ----------------- ) =  98.93%
                                               $1,000            ======

 5. Ohio Municipal Bond Fund:

                                           $1,027 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =   2.73%
                                               $1,000             =====

                                           $1,318 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- )  =  31.76%
                                               $1,000            ======

                                           $2,054 - $1,000
    C. 10 years ended May 31, 1997    = ( ----------------- ) = 105.44%
                                               $1,000           =======

                                          $2,440 - $1,000
    D. Inception through May 31, 1997 = ( ----------------- ) = 143.98%
                                               $1,000           =======


 6. Wisconsin Municipal Bond Fund;

                                           $1,030 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =   2.98%
                                               $1,000             =====

                                           $1,134 - $1,000
    B. Inception through May 31, 1997 = ( ----------------- ) =  13.38%
                                               $1,000            ======


Cumulative Class C Total Returns:


 1. Kansas Municipal Bond Fund:

                                           $1,090 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =   8.98%
                                               $1,000             =====

                                           $1,379 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- )  =  37.92%
                                               $1,000            ======

                                           $1,409 - $1,000
    C. Inception through May 31, 1997 = ( ----------------- ) =  40.91%
                                               $1,000            ======

 2. Kentucky Municipal Bond Fund:

                                           $1,073 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =   7.29%
                                               $1,000             =====

                                           $1,367 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- )  =  36.73%
                                               $1,000            ======

                                           $2,105 - $1,000
    C. 10 years ended May 31, 1997    = ( ----------------- ) = 110.46%
                                               $1,000           =======

                                          $2,058 - $1,000
    D. Inception through May 31, 1997 = ( ----------------- ) = 105.75%
                                               $1,000           =======


 3. Kentucky Limited Term Municipal Bond Fund:

                                           $1,056 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =   5.64%
                                               $1,000             =====

                                           $1,095 - $1,000
    B. Inception through May 31, 1997 = ( ----------------- ) =   9.50%
                                               $1,000             =====

 4. Michigan Municipal Bond Fund:


                                           $1,078 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =  7.84%
                                                $1,000           =====


                                           $1,351 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- ) =  35.12%
                                                $1,000          ======


                                           $2,054 - $1,000
    C. 10 years ended May 31, 1997    = ( ---------------- ) = 105.40%
                                                $1,000         =======

                                           $2,440 - $1,000
    D. Inception through May 31, 1997 = ( ---------------- ) = 143.96%
                                                $1,000         =======

 5. Missouri Municipal Bond Fund:

                                           $1,078 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =  7.80%
                                                $1,000           =====


                                           $1,360 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- ) =  35.99%
                                                $1,000          ======


                                           $1,969 - $1,000
    C. Inception through May 31, 1997 = ( ---------------- ) =  96.93%
                                                $1,000          ======


 6. Ohio Municipal Bond Fund:

                                           $1,068 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =  6.80%
                                                $1,000           =====


                                           $1,329 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- ) =  32.86%
                                                $1,000          ======


                                           $2,032 - $1,000
    C. 10 years ended May 31, 1997    = ( ---------------- ) = 103.23%
                                                $1,000         =======

                                           $2,387 - $1,000
    D. Inception through May 31, 1997 = ( ---------------- ) = 138.74%
                                                $1,000         =======

 7. Wisconsin Municipal Bond Fund:

                                           $1,072 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =  7.20%
                                                $1,000           =====


                                           $1,181 - $1,000
    B. Inception through May 31, 1997 = ( ---------------- ) =  18.07%
                                                $1,000          ======


Cumulative Class R Total Returns:

 1. Kansas Municipal Bond Fund:


                                           $1,096 - $1,000
    A. 1 year ended May 31, 1997      = ( ---------------- )  =  9.58%
                                                $1,000           =====


                                           $1,406 - $1,000
    B. 5 years ended May 31, 1997     = ( ---------------- ) =  40.59%
                                                $1,000          ======


                                           $1,439 - $1,000
    C. Inception through May 31, 1997 = ( ---------------- ) =  43.86%
                                                $1,000          ======

2. Kentucky Municipal Bond Fund:


    A. 1 year ended May 31, 1997             $1,078 - $1,000
                                          = (---------------) = 7.75%
                                                  $1,000        =====

    B. 5 years ended May 31, 1997         =  $1,405 - $1,000
                                            (---------------) = 40.49%
                                                  $1,000        ======

                                             $2,222 - $1,000
    C. 10 years ended May 31, 1997        = (---------------) = 122.23%
                                                  $1,000        =======


    D. Inception through May 31, 1997     =  $2,174 - $1,000
                                            (---------------) = 117.36%
                                                  $1,000        =======

 3. Kentucky Limited Term Municipal Bond Fund:

                                             $1,060 - $1,000
    A. 1 year ended May 31, 1997          = (---------------)  = 6.02%
                                                  $1,000         =====

                                             $1,101 - $1,000
    B. Inception through May 31, 1997     = (---------------)  = 10.14%
                                                  $1,000         ======


 4. Michigan Municipal Bond Fund:
                                             $1,085 - $1,000
    A. 1 year ended May 31, 1997          = (---------------)  = 8.49%
                                                  $1,000         =====


                                             $1,396 - $1,000
    B. 5 years ended May 31, 1997         = (---------------)  = 39.56%
                                                  $1,000         ======

                                             $2,180 - $1,000
    C. 10 years ended May 31, 1997        = (---------------)  = 117.98%
                                                  $1,000         =======

                                             $2,618 - $1,000
    D. Inception through May 31, 1997     = (---------------)  = 161.75%
                                                  $1,000         =======


 5. Missouri Municipal Bond Fund:

                                             $1,083 - $1,000
    A. 1 year ended May 31, 1997          = (---------------)  = 8.34%
                                                  $1,000         =====

                                             $1,398 - $1,000
    B. 5 years ended May 31, 1997         = (---------------)  = 39.83%
                                                  $1,000         ======

                                             $2,079 - $1,000
    C. Inception through May 31, 1997     = (---------------)  = 107.92%
                                                  $1,000         =======

 6. Ohio Municipal Bond Fund:

                                             $1,075 - $1,000
    A. 1 year ended May 31, 1997          = (---------------)  = 7.45%
                                                  $1,000         =====

                                             $1,366 - $1,000
    B. 5 years ended May 31, 1997         = (---------------)  = 36.61%
                                                  $1,000         ======

                                             $2,148 - $1,000
    C. 10 years ended May 31, 1997        = (---------------)  = 114.76%
                                                  $1,000         =======

                                             $2,551 - $1,000
    D. Inception through May 31, 1997     = (---------------)  = 155.06%
                                                  $1,000         =======

 7. Wisconsin Municipal Bond Fund:


    A. 1 year ended May 31, 1997            $1,077 - $1,000
                                       = ( ---------------- ) =  7.67%
                                                $1,000           =====

    B. Inception through May 31, 1997       $1,194 - $1,000
                                       = ( ---------------- ) = 19.44%
                                                $1,000          ======

  For the Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds, Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to inception, adjusted for differences in sales charges (and for Class B and C, fees) between the classes. For the Ken-tucky Limited Term, Classes A and C total returns reflect actual performance for all periods and Class R total returns reflect actual performance for peri-ods since class inception, and Class A performance for all periods prior to class inception, adjusted for differences in sales charges between the classes.

                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's taxable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class A Shares of the Kansas Municipal Bond Fund for the five-year period ended May 31, 1997 are set forth on the following pages assuming a combined federal and state income tax rate of 44.5% based on 1997 rates.

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


Fund Name: Kansas Municipal Bond Fund Class A

Since June 1, 1992

                                                      TOTAL    PERIOD                            DIV.  CAP GAIN
             NAV     INCOME    CAP    FROM    FROM    DOLLAR  TO DATE    TAX   ENDING   ENDING   REINV  REINV
PER DAY   PER SHARE PER SHARE GAINS  INCOME   GAINS   DIST.   T-E INC. SAVINGS SHARES   WEALTH    NAV    NAV
-------   --------- --------- -----  ------   -----   ------  -------- ------- ------   ------   ----- --------
5/31/92      9.65                            $   --                            1,036  $10,000.00
6/30/92      9.81    0.0492          $50.964 $   --  $ 50.964 $ 50.964         1,041  $10,216.77  9.81
7/31/92     10.08    0.0508          $52.927 $   --  $ 52.927 $103.891         1,047  $10,550.89 10.08
8/31/92      9.90    0.0508          $53.194 $   --  $ 53.194 $157.085         1,052  $10,415.67  9.90
9/30/92      9.90    0.0492          $51.742 $   --  $ 51.742 $208.827         1,057  $10,467.42  9.90
10/31/92     9.68    0.0508          $53.733 $   --  $ 53.733 $262.559         1,063  $10,288.54  9.68
11/30/92     9.91    0.0492          $52.272 $       $ 52.272 $314.831         1,068  $10,585.27  9.91
12/31/92     9.99    0.0508   0.0034 $54.283 $ 3.632 $ 57.915 $369.114         1,074  $10,728.64  9.99
1/31/93     10.05    0.0510          $54.728 $   --  $ 54.728 $423.842         1,079  $10,847.80 10.05
2/28/93     10.40    0.0458          $49.457 $   --  $ 49.457 $473.299         1,084  $11,275.04 10.40
3/31/93     10.20    0.0494          $53.600 $   --  $ 53.600 $526.899         1,089  $11,111.81 10.20
4/30/93     10.33    0.0479          $52.138 $   --  $ 52.138 $579.037         1,094  $11,305.57 10.33
5/31/93     10.38    0.0495          $54.120 $   --  $ 54.120 $633.158 $507.7  1,149  $11,922.08 10.38
6/30/93     10.56    0.0481          $55.223 $   --  $ 55.223 $ 55.223         1,154  $12,184.05 10.56
7/31/93     10.49    0.0497          $57.320 $   --  $ 57.320 $112.543         1,159  $12,160.60 10.49
8/31/93     10.72    0.0497          $57.592 $   --  $ 57.592 $170.135         1,165  $12,484.82 10.72
9/30/93     10.83    0.0473          $55.040 $   --  $ 55.040 $225.176         1,170  $12,667.97 10.83
10/31/93    10.81    0.0488          $57.129 $   --  $ 57.129 $282.304         1,175  $12,701.71 10.81
11/30/93    10.60    0.0473          $55.530 $       $ 55.530 $337.835         1,180  $12,510.49 10.60
12/31/93    10.72    0.0479   0.0663 $56.533 $78.250 $134.783 $394.368         1,193  $12,786.90 10.72
1/31/94     10.82    0.0479          $57.135 $   --  $ 57.135 $451.503         1,198  $12,963.32 10.82
2/28/94     10.43    0.0433          $51.841 $   --  $ 51.841 $503.345         1,203  $12,547.90 10.43
3/31/94      9.76    0.0471          $56.604 $   --  $ 56.604 $559.948         1,209  $11,798.46  9.76
4/30/94      9.72    0.0455          $55.039 $   --  $ 55.039 $614.988         1,215  $11,805.14  9.72
5/31/94      9.83    0.0471          $57.143 $   --  $ 57.143 $672.131 $538.9  1,275  $12,534.80  9.83
6/30/94      9.68    0.0455          $58.058 $   --  $ 58.058 $ 58.058         1,281  $12,401.58  9.68
7/31/94      9.86    0.0471          $60.278 $   --  $ 60.278 $118.336         1,287  $12,692.47  9.86
8/31/94      9.83    0.0471          $60.566 $   --  $ 60.566 $178.902         1,293  $12,714.42  9.83
9/30/94      9.58    0.0451          $58.360 $   --  $ 58.360 $237.262         1,300  $12,449.42  9.58
10/31/94     9.33    0.0466          $60.597 $   --  $ 60.597 $297.859         1,306  $12,185.13  9.33
11/30/94     9.06    0.0451          $58.927 $   --  $ 58.927 $356.786         1,313  $11,891.44  9.06
12/31/94     9.29    0.0466   0.0000 $61.203 $   --  $ 61.203 $417.989         1,319  $12,254.52  9.29
1/31/95      9.56    0.0466          $61.510 $   --  $ 61.510 $479.499         1,326  $12,672.19  9.56
2/28/95      9.79    0.0421          $55.832 $   --  $ 55.832 $535.331         1,331  $13,032.90  9.79
3/31/95      9.80    0.0462          $61.504 $   --  $ 61.504 $596.834         1,338  $13,107.71  9.80
4/30/95      9.76    0.0447          $59.801 $   --  $ 59.801 $656.635         1,344  $13,114.01  9.76
5/31/95     10.01    0.0462          $62.077 $   --  $ 62.077 $718.711 $576.3  1,407  $14,088.27 10.01
6/30/95      9.86    0.0447          $62.926 $   --  $ 62.926 $ 62.926         1,414  $13,940.08  9.86
7/31/95      9.88    0.0462          $65.318 $   --  $ 65.318 $128.243         1,420  $14,033.67  9.88
8/31/95      9.95    0.0462          $65.623 $   --  $ 65.623 $193.866         1,427  $14,198.72  9.95
9/30/95      9.95    0.0447          $63.802 $   --  $ 63.802 $257.668         1,433  $14,262.53  9.95
10/31/95    10.10    0.0462          $66.224 $   --  $ 66.224 $323.892         1,440  $14,543.76 10.10
11/30/95    10.26    0.0447          $64.381 $       $ 64.381 $388.273         1,446  $14,838.54 10.26
12/31/95    10.35    0.0462   0.0000 $66.817 $   --  $ 66.817 $455.090         1,453  $15,035.52 10.35
1/31/96     10.32    0.0461          $66.941 $   --  $ 66.941 $522.031         1,459  $15,058.88 10.32
2/29/96     10.15    0.0431          $62.891 $   --  $ 62.891 $584.922         1,465  $14,873.71 10.15
3/31/96      9.91    0.0447          $65.532 $   --  $ 65.532 $650.454         1,472  $14,587.55  9.91
4/30/96      9.83    0.0433          $63.708 $   --  $ 63.708 $714.163         1,478  $14,533.49  9.83
5/31/96      9.83    0.0447          $66.118 $   --  $ 66.118 $780.280 $625.6  1,549  $15,225.24  9.83
6/30/96      9.92    0.0433          $67.034 $   --  $ 67.034 $ 67.034         1,556  $15,431.67  9.92
7/31/96      9.96    0.0447          $69.567 $   --  $ 69.567 $136.601         1,563  $15,563.46  9.96
8/31/96      9.91    0.0447          $69.879 $   --  $ 69.879 $206.481         1,570  $15,555.21  9.91
9/30/96     10.04    0.0429          $67.291 $   --  $ 67.291 $273.772         1,576  $15,826.56 10.04
10/31/96    10.09    0.0443          $69.832 $   --  $ 69.832 $343.604         1,583  $15,975.21 10.09
11/30/96    10.22    0.0429          $67.875 $   --  $ 67.875 $411.479         1,590  $16,248.91 10.22
12/31/96    10.15    0.0443   0.0000 $70.433 $   --  $ 70.433 $481.912         1,597  $16,208.05 10.15
1/31/97     10.10    0.0444          $70.932 $   --  $ 70.932 $552.844         1,604  $16,199.14 10.10
2/29/97     10.15    0.0436          $69.929 $   --  $ 69.929 $622.773         1,611  $16,349.40 10.13
3/31/97     10.00    0.0436          $70.230 $   --  $ 70.230 $693.003         1,618  $16,178,01 10.00
4/30/97     10.07    0.0436          $70.536 $   --  $ 70.536 $763.539         1,625  $16,361.75 10.09
5/31/97     10.19    0.0436          $70.841 $   --  $ 70.841 $834.380 $669.0  1,625  $17,296.58
                                           Tax Rate:   44.50%
                                               Load:    0.00%
                             Past Year: Total Return   13.60%
                          5.0021 Years: Total Return   72.97%
                                         Annualized:   11.58%


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